                                                                    Exhibit 99.1


                  AMERICAN BUSINESS FINANCIAL SERVICES, INC. REPORTS
                       FISCAL YEAR 2004 FINANCIAL RESULTS
                       Record Quarterly Loan Originations

Philadelphia, PA, October 13, 2004 - American Business Financial Services, Inc.
(ABFS) (NASDAQ: ABFI), today announced its financial results for the fourth quarter and fiscal year ended June 30, 2004. The Company reported a net loss attributable to common stock of $30.9 million, or $8.81 per fully diluted share, on revenues of $22.7 million for the quarter. For the comparable period in 2003, revenues were $20.6 million and the net loss was $34.1 million or $10.62 per fully diluted share.

For the fiscal year ended June 30, 2004, ABFS reported a net loss attributable to common stock of $115.1 million, or $34.07 per fully diluted share, on revenues of $97.1 million. For the previous year, revenues were $241.4 million and the net loss was $29.9 million or $9.32 per fully diluted share.

Albert W. Mandia, Executive Vice President and Chief Financial Officer of American Business Financial Services, stated, "Last year was extremely challenging for us, but during the year, ABFS saw major progress toward the execution of our adjusted business model and the expansion of our loan origination infrastructure. The Company originated $514.1 million during the fourth quarter, compared to $489.2 million in the fourth quarter of 2003. Through September 30, 2004, we have added 204 loan origination personnel and the benefit of this has been reflected in an all-time quarterly record of $629.7 million of loans during the first fiscal quarter of 2005, compared to $124.1 million for the same quarter of fiscal year 2004. Our loan origination growth is being fueled by the expansion of our nationwide broker network, which accounted for 38% of our originations during fiscal 2004. We expect our broker network to be the driving element of our future growth, and will account for the majority of our loan originations."

Mandia continued, "From a financial perspective, although the Company continued to experience losses during the fourth quarter, as we expected, we believe we are proceeding on track to once again become a profitable enterprise. Factors impacting the Company during fiscal 2004 included a high level of loan prepayment activity and an inability to generate new loan originations for a six-month period early in the year. However, we have made numerous strides to counteract these issues, and exiting fiscal 2004 we believe that the transition to our adjusted business model, which is focused on increasing loan originations and whole loan sales, will generate improved financial performance during fiscal 2005."

Loan prepayment activity during the year resulted in ABFS recording pre-tax non cash adjustments on securitization assets totaling $63.8 million, of which $46.4 million was charged to the income statement and $17.4 million was charged to other comprehensive income, a component of stockholders' equity. The write-downs of the securitization assets continue to reflect higher than anticipated prepayments. However, over recent months, prepayment activity has slowed and the Company believes this trend will continue as interest rates continue to rise. During fiscal 2003, the Company recorded total pre-tax valuation adjustments of

$63.3 million, of which $45.2 million was charged to the income statement. During the year ended June 30, 2004, ABFS also completed the sale of $808.4 million of mortgage loans with servicing released to various buyers, representing some of the most highly regarded firms in the industry. In addition, since June 30, 2004, ABFS has completed the sale of an additional $586.5 million of mortgage loans with servicing released.

Depending on the Company's ability to securitize in the future, it anticipates incurring losses at least through its first quarter of fiscal 2005, ended September 30, 2004. ABFS also anticipates that losses incurred in fiscal 2005 will be markedly less than those incurred in fiscal 2004, assuming that the loan production increases experienced in the fourth quarter of fiscal 2004 and first quarter of fiscal 2005 continue.

Over the past several weeks, ABFS has worked to secure funding to support its adjusted business model, working with new and existing lenders. For example, the Company was successful in receiving a commitment for a 1 year, $100 million warehouse credit facility with a major warehouse lender which is expected to close in October, subject to completion and execution of definitive agreements (see Form 8-K filed with the SEC on October 1, 2004 for additional information regarding this commitment letter). ABFS continues to negotiate with other warehouse lenders to secure additional credit facilities for the purpose of funding loan originations, and will report on progress shortly. The Company has also actively worked to enhance balance sheet liquidity completing asset sales where appropriate to improve the Company's cash position (see Form 8-K filed with the SEC on October 1, 2004 for additional information regarding this asset sale).

Mandia commented, "ABFS continues to grow its origination volume to regain profitability. In fact, during the last 12 months, loan originations have increased more than eight-fold, from our lowest monthly level of originations."

This growth has been accomplished through a combination of initiatives:

o Geographic expansion beyond our traditional East Coast focus.

o Expansion of product lines into variable-rate loans and purchase money mortgages.

o Continued expansion of our broker network.

o Lowered origination costs through technology enhancements.

o Expansion of our retail origination channel through continued use of e-commerce and outbound telemarketing.

o Expanded relationships with potential buyers of the Company's loan portfolio.

"The Company continues to develop momentum towards each of these initiatives," Mandia concluded. "Additionally, we believe that our products are attracting a more credit-worthy borrower as evidenced by our higher average FICO score. While we still face some challenges in seeing our adjusted business strategy translate into sustained profitability, we are very pleased with the progress to date."

American Business Financial Services, Inc. is a diversified financial services organization operating mainly in the eastern and central portions of the United States. Recent expansion has positioned the Company to increase its operations in the western portion of the United States, especially California. Through its principal direct and indirect subsidiaries, the Company currently originates, sells and services home mortgage loans through a combination of channels, including a national processing center located at its centralized operating office in Philadelphia, Pennsylvania. The Company also processes and purchases home mortgage loans from other financial institutions through its Bank Alliance Services program.

For further information, contact Albert W. Mandia, Executive Vice President and Chief Financial Officer, 215-940-4504, or Keith Bratz, VP--Corporate Communications, 215-940-4525.

                                      # # #

Certain statements contained in this press release, which are not historical fact, may be deemed to be forward-looking statements under federal securities laws. There are many important factors that could cause American Business Financial Services, Inc. and its subsidiaries' actual results to differ materially from those indicated in the forward-looking statements. Such factors include, but are not limited to, general economic conditions, including interest rate risk, future residential real estate values, regulatory changes (legislative or otherwise) affecting the mortgage lending and real estate industries, regulatory investigations of lending practices, lending to credit-impaired borrowers, competition, demand for the Company's products, relationships with brokers, ability to obtain financing, loan prepayment rates, delinquency and default rates, access to securitization markets, changes in factors influencing or interruptions in securitization and whole loan sale markets, ability to successfully implement changes in business strategy, amount of debt outstanding, restrictive covenants in debt instruments and other risks identified in American Business Financial Services, Inc.'s Securities and Exchange Commission filings.

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
              (dollar amounts in thousands, except per share data)

                                                                        THREE MONTHS ENDED                 TWELVE MONTHS ENDED
                                                                             JUNE 30,                             JUNE 30,
                                                                  -----------------------------         --------------------------
                                                                     2004               2003               2004            2003
                                                                  ----------          ---------         ----------      ----------
                                                                           (Unaudited)                          (Unaudited)
REVENUES
     Gain on sale of loans:
        Securitizations                                           $        -          $     556         $   15,107      $  170,950
        Whole loan sales                                               6,394                626             18,725             655
     Interest and fees                                                 6,042              6,002             17,732          19,395
     Interest accretion on interest-only strips                        9,234             12,986             40,176          47,347
     Servicing income                                                  1,040                382              4,850           3,049
     Other income                                                          2                  3                482              10
                                                                  ----------          ---------         ----------      ----------
        Total Revenues                                                22,712             20,555             97,072         241,406
                                                                  ----------          ---------         ----------      ----------
EXPENSES
     Interest                                                         17,769             17,041             68,138          68,098
     Provision for credit losses                                       1,443              1,861             14,289           6,553
     Employee related costs                                           13,200             11,636             50,026          41,601
     Sales and marketing                                               5,210              7,637             15,734          27,773
     (Gains) and losses on derivative financial instruments            2,130               (220)            (2,561)          5,037
     General and administrative                                       20,982             26,549             84,718          96,182
     Securitization assets valuation adjustments                       8,602             11,879             46,450          45,182
                                                                  ----------          ---------         ----------      ----------
        Total Expenses                                                69,336             76,383            276,794         290,426
                                                                  ----------          ---------         ----------      ----------
INCOME (LOSS) BEFORE PROVISION
     FOR INCOME TAXES (BENEFIT)                                      (46,624)           (55,828)          (179,722)        (49,020)

PROVISION FOR INCOME TAXES (BENEFIT)                                 (17,717)           (21,773)           (68,294)        (19,118)
                                                                  ----------          ---------         ----------      ----------
INCOME (LOSS) BEFORE DIVIDENDS
     ON PREFERRED STOCK                                              (28,907)           (34,055)          (111,428)        (29,902)

DIVIDENDS ON PREFERRED STOCK                                           1,967                  -              3,718               -
                                                                  ----------          ---------         ----------      ----------
NET INCOME (LOSS) ATTRIBUTABLE TO
     COMMON STOCK                                                 $  (30,874)         $ (34,055)        $ (115,146)     $  (29,902)
                                                                  ==========          =========         ==========      ==========
EARNINGS (LOSS) PER COMMON SHARE
     Basic                                                        $    (8.81)         $  (10.62)        $   (34.07)     $    (9.32)
                                                                  ==========          =========         ==========      ==========
     Diluted                                                      $    (8.81)         $  (10.62)        $   (34.07)     $    (9.32)
                                                                  ==========          =========         ==========      ==========
     Average Common Shares (in thousands):
        Basic                                                          3,511              3,238              3,380           3,210
        Diluted                                                        3,511              3,238              3,380           3,210

           AMERICAN BUSINESS FINANCIAL SERVICES, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                          (dollar amounts in thousands)

                                                                                              JUNE 30,
                                                                                    --------------------------------
                                                                                       2004                 2003
                                                                                    -----------         ------------
ASSETS
Cash and cash equivalents                                                           $       910         $     36,590
Restricted cash                                                                          13,307               10,885
Loan and lease receivables:
    Loans available for sale                                                            304,275              263,419
    Non-accrual loans (net of allowance for credit losses of $1,469 at
       June 30, 2004 and $1,359 at June 30, 2003)                                         1,993                3,999
    Lease receivables (net of allowance for credit losses of  $170 at
       June 30, 2003)                                                                         -                3,984
Interest and fees receivable                                                             18,089               10,838
Deferment and forbearance advances receivable                                             6,249                4,341
Loans subject to repurchase rights                                                       38,984               23,761
Interest-only strips (includes the fair value of overcollateralization
    related cash flows of $216,926 and $279,245 at June 30, 2004 and 2003)              459,086              598,278
Servicing rights                                                                         73,738              119,291
Deferred income tax asset                                                                59,133                    -
Property and equipment, net                                                              26,047               23,302
Prepaid expenses                                                                         13,511                3,477
Receivable for sold loans                                                                     -               26,734
Other assets                                                                             27,548               30,452
                                                                                    -----------         ------------
Total assets                                                                        $ 1,042,870         $  1,159,351
                                                                                    ===========         ============

           AMERICAN BUSINESS FINANCIAL SERVICES, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS (continued)
                          (dollar amounts in thousands)

                                                                                                JUNE 30,
                                                                                    --------------------------------
                                                                                      2004                2003
                                                                                    --------------------------------
LIABILITIES
Subordinated debentures                                                             $    522,609        $     719,540
Senior collateralized subordinated notes                                                  83,639                    -
Warehouse lines and other notes payable                                                  241,200              212,916
Accrued interest payable                                                                  37,675               45,448
Accounts payable and accrued expenses                                                     28,096               30,352
Liability for loans subject to repurchase rights                                          45,864               27,954
Deferred income tax liability                                                                  -               17,036
Other liabilities                                                                         71,872               64,036
                                                                                    ---------------------------------
Total liabilities                                                                      1,030,955            1,117,282
                                                                                    ---------------------------------

STOCKHOLDERS' EQUITY
Preferred stock, par value $.001, liquidation preference of $1.00 per share plus accrued and unpaid dividends to the date of liquidation, authorized,
    203,000,000 shares at June 30, 2004 and 3,000,000 shares at June 30, 2003;
    Issued: 93,787,111 shares of Series A at June 30, 2004                                    94                    -
Common stock, par value $.001, authorized shares 209,000,000 at June 30, 2004 and 9,000,000 at June 30, 2003; Issued: 3,653,165 shares in 2004 and
    3,653,165 shares in 2003  (including Treasury shares of 54,823 in 2004 and
    411,584 in 2003)                                                                           4                    4
Additional paid-in capital                                                               107,241               23,985
Accumulated other comprehensive income                                                     4,596               14,540
Unearned compensation                                                                       (495)                   -
Stock awards outstanding                                                                      95                    -
Retained earnings (deficit)                                                              (98,324)              13,104
Treasury stock, at cost                                                                     (696)              (8,964)
                                                                                    ---------------------------------
                                                                                          12,515               42,669
Note receivable                                                                             (600)                (600)
                                                                                    ---------------------------------
Total stockholders' equity                                                                11,915               42,069
                                                                                    ---------------------------------
Total liabilities and stockholders' equity                                          $  1,042,870        $   1,159,351
                                                                                    =================================


See accompanying notes to financial statements

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.

                             Total Portfolio Quality
                      (FOR THE LAST THREE FISCAL QUARTERS)

     The following table provides data concerning delinquency experience, real estate owned and loss experience for the total loan and lease portfolio in which we have interests, either because the loans and leases are on our balance sheet or sold into securitizations in which we have retained interests. The total portfolio is divided into the portion of the portfolio managed by us and the portion of the portfolio serviced by others. See Attachment A for a reconciliation of total portfolio and REO measures to our balance sheet. Previously delinquent loans managed by us subject to deferment and forbearance arrangements are not included in this table if borrowers are current on principal and interest payments as required under the terms of the original note (exclusive of delinquent payments advanced or fees paid by us on the borrower's behalf as part of the deferment or forbearance arrangement) (dollars in thousands):

                                      JUNE 30,               MARCH 31,              DECEMBER 31,
                                        2004                   2004                     2003
                              ----------------------    ------------------     --------------------
DELINQUENCY BY TYPE:              AMOUNT         %         AMOUNT      %          AMOUNT        %
--------------------          -------------    -----    -----------  -----     ------------   -----
MANAGED BY ABFS:
 BUSINESS PURPOSE LOANS
 Total portfolio.........     $     255,200             $   278,608            $    307,807
                              =============             ===========            ============
 Period of delinquency:
  31-60 days.............     $       4,847     1.90%   $     4,864   1.75%    $      6,640    2.16%
  61-90 days.............             4,241     1.66          5,798   2.08            7,109    2.31
  Over 90 days...........            51,625    20.23         52,434  18.82           47,449   15.42
                              -------------    -----    -----------  -----     ------------   -----
  Total delinquencies....     $      60,713    23.79%   $    63,096  22.65%    $     61,198   19.88%
                              =============    =====    ===========  =====     ============   =====
REO......................     $       3,725             $     4,411            $      1,879
                              =============             ===========            ============
HOME EQUITY LOANS
Total portfolio..........     $   1,836,678             $ 1,914,165            $  2,179,052
                              =============             ===========            ============
Period of delinquency:
  31-60 days.............     $      35,301     1.92%   $    36,885   1.93%    $     53,522    2.46%
  61-90 days.............            18,961     1.03         21,964   1.15           31,668    1.45
  Over 90 days...........           104,441     5.69        121,999   6.37          125,212    5.75
                              -------------    -----    -----------  -----     ------------   -----
  Total delinquencies....     $     158,703     8.64%   $   180,848   9.45%    $    210,402    9.66%
                              =============    =====    ===========  =====     ============   =====
REO......................     $      30,675             $    21,778            $     22,359
                              =============             ===========            ============
EQUIPMENT LEASES (a)
Total portfolio..........     $           -             $         -            $      3,669
                              =============             ===========            ============
Period of delinquency:
  31-60 days.............     $           -         %   $         -      -%    $        419   10.23%
  61-90 days.............                 -                       -      -               93    2.27
  Over 90 days...........                 -                       -      -              127    3.10
                              -------------    -----    -----------  -----     ------------   -----
  Total delinquencies....     $           -         %   $         -      -%    $        639   15.60%
                              =============    =====    ===========  =====     ============   =====
TOTAL MANAGED BY ABFS
Total loans and leases...     $   2,091,878             $ 2,192,773            $  2,490,528
                              =============             ===========            ============
Period of delinquency:
  31-60 days.............     $      40,148     1.92%   $    41,749   1.90%    $     60,581    2.43%
  61-90 days.............            23,202     1.11         27,762   1.27           38,870    1.56
  Over 90 days...........           156,066     7.46        174,433   7.95          172,788    6.94
                              -------------    -----    -----------  -----     ------------   -----
  Total delinquencies....     $     219,416    10.49%   $   243,944  11.12%    $    272,239   10.93%
                              =============    =====    ===========  =====     ============   =====
REO......................     $      34,400     1.64%   $    26,189   1.19%    $     24,238    0.97%
                              =============    =====    ===========  =====     ============   =====
SERVICED BY OTHERS (b):
Total portfolio serviced
  by others..............     $     139,811             $   156,644            $    167,582
                              =============             ===========            ============
Period of delinquency:
  31-60 days.............     $       6,976     4.99%   $     8,649   5.52%    $     10,112    6.03%
  61-90 days.............             3,636     2.60          3,529   2.25            3,198    1.91
  Over 90 days...........             8,105     5.80          5,804   3.71            1,984    1.18
                              -------------    -----    -----------  -----     ------------   -----
  Total delinquencies....     $      18,717    13.39%   $    17,982  11.48%    $     15,294    9.13%
                              =============    =====    ===========  =====     ============   =====

(FOR THE LAST THREE FISCAL QUARTERS)

                                      JUNE 30,               MARCH 31,              DECEMBER 31,
                                        2004                   2004                     2003
                              ----------------------    ------------------     --------------------
                                  AMOUNT         %         AMOUNT      %          AMOUNT        %
                              -------------    -----    -----------  -----     ------------   -----
TOTAL PORTFOLIO..........     $   2,231,689             $ 2,349,417            $  2,658,110
                              =============             ===========            ============
Period of delinquency:
    31-60 days...........     $      47,124     2.11%   $    50,398   2.15%    $     70,693    2.66%
    61-90 days...........            26,838     1.20         31,291   1.33           42,068    1.58
    Over 90 days.........           164,171     7.36        180,237   7.67          174,772    6.57
                              -------------    -----    -----------  -----     ------------   -----
    Total delinquencies..     $     238,133    10.67%   $   261,926  11.15%    $    287,533   10.82%
                              =============    =====    ===========  =====     ============   =====
REO......................     $      34,400     1.54%   $    26,189   1.11%    $     24,238    0.91%
                              =============    =====    ===========  =====     ============   =====
NET LOSSES EXPERIENCED
    DURING THE PERIOD (c):
On Loans:
  Absorbed by
     securitization
     trusts..............     $       1,691     0.29%   $     1,646   0.26%    $      3,383    0.48%
  Non-accrual loans......             6,217     1.08          5,784   0.91            6,144    0.88
    Loans available for
      sale...............                 -        -              -      -                -       -
  On Leases..............                 -        -              -      -              (41)  (3.49)
On REO:
  Absorbed by
     securitization
     trusts..............               216     0.04          1,617   0.25            1,261    0.18
  REO on balance sheet...             1,051     0.18          1,876   0.29            1,587    0.23
                              -------------    -----    -----------  -----     ------------   -----
Total net losses.........     $       9,175     1.60%   $    10,923   1.71%    $     12,334    1.76%
                              =============    =====    ===========  =====     ============   =====

---------------
(a) We sold our interests in the leasing portfolio on January 22, 2004.
(b) We do not service the mortgage loans in the 2003-2 securitization trust, our most recent securitization, which closed in October 2003.
(c) Percentage based on annualized losses and average total portfolio.

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.

                             Total Portfolio Quality
                        (FOR THE LAST THREE FISCAL YEARS)

     The following table provides data concerning delinquency experience, real estate owned and loss experience for the total loan and lease portfolio in which we have interests, either because the loans and leases are on our balance sheet or sold into securitizations in which we have retained interests. The total portfolio is divided into the portion of the portfolio managed by us and the portion of the portfolio serviced by others. See Attachment A for a reconciliation of total portfolio and REO measures to our balance sheet. Previously delinquent loans managed by us subject to deferment and forbearance arrangements are not included in this table if borrowers are current on principal and interest payments as required under the terms of the original note (exclusive of delinquent payments advanced or fees paid by us on the borrower's behalf as part of the deferment or forbearance arrangement) (dollars in thousands):

                                                            JUNE 30
                              ---------------------------------------------------------------------
                                        2004                    2003                    2002
                              ----------------------    ------------------     --------------------
DELINQUENCY BY TYPE:              AMOUNT         %         AMOUNT      %          AMOUNT        %
--------------------          -------------    -----    -----------  -----     ------------   -----
MANAGED BY ABFS:
 BUSINESS PURPOSE LOANS
 Total portfolio.........     $     255,200             $   393,098            $    361,638
                              =============             ===========            ============
 Period of delinquency:
  31-60 days.............     $       4,847     1.90%   $     4,849   1.23%    $      2,449    0.68%
  61-90 days.............             4,241     1.66          4,623   1.18            1,648    0.46
  Over 90 days...........            51,625    20.23         38,237   9.73           32,987    9.12
                              -------------    -----    -----------  -----     ------------   -----
  Total delinquencies....     $      60,713    23.79%   $    47,709  12.14%    $     37,084   10.25%
                              =============    =====    ===========  =====     ============   =====
REO......................     $       3,725             $     5,744            $      6,220
                              =============             ===========            ============
HOME EQUITY LOANS
Total portfolio..........     $   1,836,678             $ 3,249,501            $  2,675,559
                              =============             ===========            ============
Period of delinquency:
  31-60 days.............     $      35,301     1.92%   $    48,427   1.49%    $     37,213    1.39%
  61-90 days.............            18,961     1.03         24,124   0.74           22,919    0.86
  Over 90 days...........           104,441     5.69        108,272   3.33           73,410    2.74
                              -------------    -----    -----------  -----     ------------   -----
  Total delinquencies....     $     158,703     8.64%   $   180,823   5.56%    $    133,542    4.99%
                              =============    =====    ===========  =====     ============   =====
REO......................     $      30,675             $    22,256            $     27,825
                              =============             ===========            ============
EQUIPMENT LEASES (a)
Total portfolio..........     $           -             $     8,475            $     28,992
                              =============             ===========            ============
Period of delinquency:
  31-60 days.............     $           -         %   $       162   1.91%    $        411    1.42%
  61-90 days.............                 -                      83   0.98               93    0.32
  Over 90 days...........                 -                     154   1.82              423    1.46
                              -------------    -----    -----------  -----     ------------   -----
  Total delinquencies....     $           -         %   $       399   4.71%    $        927    3.20%
                              =============    =====    ===========  =====     ============   =====
TOTAL MANAGED BY ABFS
Total loans and leases...     $   2,091,878             $ 3,651,074            $  3,066,189
                              =============             ===========            ============
Period of delinquency:
  31-60 days.............     $      40,148     1.92%   $    53,438   1.46%    $     40,073    1.31%
  61-90 days.............            23,202     1.11         28,830   0.79           24,660    0.80
  Over 90 days...........           156,066     7.46        146,663   4.02          106,820    3.48
                              -------------    -----    -----------  -----     ------------   -----
  Total delinquencies....     $     219,416    10.49%   $   228,931   6.27%    $    171,553    5.59%
                              =============    =====    ===========  =====     ============   =====
REO......................     $      34,400     1.64%   $    28,000   0.77%    $     34,045    1.11%
                              =============    =====    ===========  =====     ============   =====
SERVICED BY OTHERS (b):
Total portfolio serviced
  by others..............     $     139,811             $         -            $          -
                              =============             ===========            ============
Period of delinquency:
  31-60 days.............     $       6,976     4.99%   $         -      -%    $          -       -%
  61-90 days.............             3,636     2.60              -      -                -       -
  Over 90 days...........             8,105     5.80              -      -                -       -
                              -------------    -----    -----------  -----     ------------   -----
  Total delinquencies....     $      18,717    13.39%   $         -      -%    $          -       -%
                              =============    =====    ===========  =====     ============   =====

(FOR THE LAST THREE FISCAL YEARS)

                                                            JUNE 30
                              ---------------------------------------------------------------------
                                        2004                    2003                    2002
                              ----------------------    ------------------     --------------------
DELINQUENCY BY TYPE:              AMOUNT         %         AMOUNT      %          AMOUNT        %
--------------------          -------------    -----    -----------  -----     ------------   -----
TOTAL PORTFOLIO..........     $   2,231,689             $ 3,651,074            $  3,066,189
Period of delinquency:
    31-60 days...........     $      47,124     2.11%   $    53,438   1.46%    $     40,073    1.31%
    61-90 days...........            26,838     1.20         28,830   0.79           24,660    0.80
    Over 90 days.........           164,171     7.36        146,663   4.02          106,820    3.48
                              -------------    -----    -----------  -----     ------------   -----
    Total delinquencies..     $     238,133    10.67%   $   228,931   6.27%    $    171,553    5.59%
                              =============    =====    ===========  =====     ============   =====
REO.......................... $      34,400     1.54%   $    28,000   0.77%    $     34,045    1.11%
                              =============    =====    ===========  =====     ============   =====
NET LOSSES EXPERIENCED
    DURING THE PERIOD (c):
On Loans:
  Absorbed by
     securitization
     trusts..............     $       8,782     0.32%   $     4,861   0.15%    $      2,618    0.09%
  Non-accrual loans......            19,676     0.71         6,897    0.21            3,816    0.14
    Loans available for
      sale...............                 -        -              -      -                -      -
  On Leases..............               (40)   (1.25)           513   2.91            1,416    3.20
On REO:
  Absorbed by
     securitization
     trusts..............             5,648     0.20          8,358   0.25            5,231    0.19
  REO on balance sheet...             6,467     0.23          9,375   0.28            3,812    0.14
                              -------------    -----    -----------  -----     ------------   -----
Total net losses.........     $      40,533     1.46%   $    30,004   0.90%    $     16,893    0.60%
                              =============    =====    ===========  =====     ============   =====

------------
(a) We sold our interests in the leasing portfolio on January 22, 2004.
(b) We do not service the mortgage loans in the 2003-2 securitization trust, our most recent securitization, which closed in October 2003.
(c) Percentage based on annualized losses and average total portfolio.

           AMERICAN BUSINESS FINANCIAL SERVICES, INC. AND SUBSIDIARIES
                                LOAN ORIGINATIONS
                                 (in thousands)

                                                    THREE MONTHS ENDED                        TWELVE MONTHS ENDED
                                                         JUNE 30,                                   JUNE 30,
                                              ------------------------------             -------------------------------
                                                2004                  2003                 2004                 2003
                                              ---------            ---------             ---------           -----------
Business purpose loans                        $     587            $  29,620             $     587           $   122,790
Home equity loans:
   Direct channel                               185,972              160,103               467,406               538,877
   Retail branches                                    -               36,703                   649               160,272
   Broker channel                               291,917              201,502               371,777               642,670
   Bank Alliance Services program                35,620               61,252               142,261               201,911
                                              ---------            ---------             ---------           -----------
      Total home equity loans                   513,509              459,560               982,093             1,543,730
                                              ---------            ---------             ---------           -----------
Total Company                                 $ 514,096            $ 489,180             $ 982,680           $ 1,666,520
                                              =========            =========             =========           ===========

                                                                    Attachment A

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.

                  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

This earnings release contains non-GAAP financial measures. For purposes of the SEC's Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flow that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in our statement of income, balance sheet or statement of cash flows (or equivalent statement) of the company; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to accounting principles generally accepted in the United States of America. Pursuant to the requirements of Regulation G, we have provided in this addendum a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure. We present total portfolio and total real estate owned, referred to as REO, information. The total portfolio measure includes loans and leases recorded on our balance sheet and securitized loans and leases both managed by us and serviced by others. Reconciliation of total portfolio and REO measures follows (Dollars in thousands):

JUNE 30, 2004:                                                                 DELINQUENCIES
----------------------------------------------------------------------------------------------
                                                                             AMOUNT        %
                                                                          --------------------
On-balance sheet loan receivables:
   Loans available for sale......................       $   300,141       $      245
   Non-accrual loans.............................             3,462            3,354
                                                        -----------       ----------
       Total on-balance sheet loan receivables...           303,603            3,599      1.19%
Securitized loan receivables.....................         1,928,086          234,534     12.16%
                                                        -----------       ----------
   Total Portfolio...............................       $ 2,231,689       $  238,133     10.67%
                                                        ===========       ==========

On-balance sheet REO.............................       $     1,920
Securitized REO..................................            32,480
                                                        -----------
Total REO........................................       $    34,400
                                                        ===========

MARCH 31, 2004:                                                                DELINQUENCIES
----------------------------------------------------------------------------------------------
                                                                             AMOUNT        %
                                                                          --------------------
On-balance sheet loan receivables:
   Loans available for sale......................       $   114,855       $      231
   Non-accrual loans.............................             5,706            5,334
                                                        -----------       ----------
       Total on-balance sheet loan receivables...           120,561            5,565      4.62%
Securitized loan receivables.....................         2,228,856          256,361     11.50%
                                                        -----------       ----------
   Total Portfolio...............................       $ 2,349,417       $  261,926     11.15%
                                                        ===========       ==========

On-balance sheet REO.............................       $     2,508
Securitized REO..................................            23,681
                                                        -----------
Total REO........................................       $    26,189
                                                        ===========

JUNE 30, 2004:                                                                 DELINQUENCIES
----------------------------------------------------------------------------------------------
                                                                             AMOUNT        %
                                                                          --------------------
On-balance sheet loan receivables:
   Loans available for sale......................       $   106,109       $      373
   Non-accrual loans.............................             6,895            6,618
   Lease receivables.............................             3,669              639
                                                        -----------       ----------
       Total on-balance sheet loan receivables...           116,673            7,630      6.54%
Securitized loan receivables.....................         2,541,437          279,903     11.01%
                                                        -----------       ----------
   Total Portfolio...............................       $ 2,658,110       $  287,533     10.82%
                                                        ===========       ==========

On-balance sheet REO.............................       $     3,077
Securitized REO..................................            21,161
                                                        -----------
Total REO........................................       $    24,238
                                                        ===========

JUNE 30, 2003:                                                               DELINQUENCIES
----------------------------------------------------------------------------------------------
                                                                             AMOUNT        %
                                                                          --------------------
On-balance sheet loan receivables:
   Loans available for sale......................       $   257,841       $      225
   Non-accrual loans.............................             5,358            4,936
   Lease receivables.............................             4,126              111
                                                        -----------       ----------
       Total on-balance sheet loan receivables...           267,325            5,272      1.97%
Securitized loan and lease receivables...........         3,383,749          223,659      6.61%
                                                        -----------       ----------
Total Portfolio..................................       $ 3,651,074       $  228,931      6.27%
                                                        ===========       ==========

On-balance sheet REO.............................       $     4,776
Securitized REO..................................            23,224
                                                        -----------
Total REO........................................       $    28,000
                                                       ============

JUNE 30, 2002:                                                               DELINQUENCIES
----------------------------------------------------------------------------------------------
                                                                             AMOUNT        %
                                                                          --------------------
On-balance sheet loan receivables:
   Loans available for sale......................       $    44,621       $      216
   Non-accrual loans.............................             6,991            6,483
   Lease receivables.............................             7,774              259
                                                        -----------       ----------
       Total on-balance sheet loan receivables...            59,386            6,958     11.72%
Securitized loan and lease receivables...........         3,006,803          164,595      5.47%
                                                        -----------       ----------
Total Portfolio..................................       $ 3,066,189       $  171,553      5.59%
                                                        ===========       ==========

On-balance sheet REO.............................       $     3,784
Securitized REO..................................            30,261
                                                        -----------
Total REO........................................       $    34,045
                                                        ===========